SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the  Registrant  [X]
Filed by a Party other than the  Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                            REGIONAL BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


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     4)   Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

     5)   Total fee paid


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[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:_______________________________________________

     2)   Form, Schedule or Registration Statement No.:_________________________

     3)   Filing Party:_________________________________________________________

     4)   Date Filed:___________________________________________________________

                            REGIONAL BANKSHARES, INC.
                             644 South Fourth Street
                        Hartsville, South Carolina 29550
                                 (843) 383-4333

Dear Shareholder:

         You are cordially invited to attend the 2001 Annual Shareholders' Meeting of Regional Bankshares, Inc., to be held at The Fairfield Inn, 200 South Fourth Street, Hartsville, South Carolina 29550 on Thursday, May 10, 2001 at 11:00 a.m. Eastern Daylight Time, notice of which is enclosed.

         A proposal to elect four directors to serve until the 2004 Annual Shareholders' Meeting will be presented at the meeting. The nominees described in this Proxy Statement have been approved unanimously by your Board of Directors and are recommended by the Board to you for approval. A proposal to adopt the Regional Bankshares, Inc. 2001 Stock Option Plan will also be presented.

         We hope that you will be able to join us and let us give you a review of 2000. Whether you own a few or many shares of stock and whether or not you plan to attend in person, it is important that your shares be voted on matters that come before the Meeting. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly.

         Thank you for helping us make our year a success. We look forward to your continued support in 2001.

                                        Sincerely,



                                        Curtis A. Tyner, Sr.,
                                        Chief Executive Officer

Hartsville, South Carolina
April 10, 2001

                            REGIONAL BANKSHARES, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of Regional Bankshares, Inc. will be held at The Fairfield Inn, 200 South Fourth Street, Hartsville, South Carolina, on Thursday, May 10, 2001, at 11:00 a.m., for the following purposes:

     (1)  To elect four directors to each serve a three-year term;

     (2)  To adopt the Regional Bankshares, Inc. 2001 Stock Option Plan; and

     (3) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on March 31, 2001, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of the proposals presented.

      Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

      Included with this notice are the Company's 2001 Proxy Statement and the Company's 2000 Annual Report to Shareholders.

                                  By Order of the Board of Directors



April 10, 2001                     Curtis A. Tyner, Sr.
                                   Chief Executive Officer

                            REGIONAL BANKSHARES, INC.
                             644 South Fourth Street
                        Hartsville, South Carolina 29550
                                 (843) 383-4333

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Regional Bankshares, Inc. (together with its subsidiary, Hartsville Community Bank, referred to as the "Company") for use at the 2001 Annual Meeting of Shareholders. The Annual Meeting will be held at 11:00 a.m. on Thursday, May 10, 2001 at The Fairfield Inn, 200 South Fourth Street, Hartsville, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about April 10, 2001, in connection with the solicitation. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal telephone contact by directors and regular employees of the Company.

                                  ANNUAL REPORT

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2000, including financial statements, is enclosed herewith. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                               REVOCATION OF PROXY

      Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked in any of the following ways:

     * by delivering to J. Richard Jones, Jr., Corporate Secretary, Regional Bankshares, Inc., 644 South Fourth Street, Hartsville, South Carolina 29550, or by mailing to Mr. Jones at Post Office Box 2255, Hartsville, South Carolina 29551, written instructions revoking the proxy;

     * by mailing or delivering to Mr. Jones at the above addresses a duly executed proxy bearing a later date; or

     *    by voting in person at the meeting.

      Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.

                                QUORUM AND VOTING

      At the close of business on March 31, 2001, there were outstanding 560,270 shares of the Company's common stock ($1.00 par value). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only shareholders of record at the close of business on March 31, 2001 (the "Record Date"), will be entitled to notice of and to vote at the meeting.

      A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present, all other matters that may be considered and acted upon at the Annual Meeting, including approval of the 2001 Stock Option Plan, will be approved if the number of shares of Common Stock voted in favor of the matter exceed the number of shares of Common Stock voted against the matter.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors, and "FOR" approval of the 2001 Stock Option Plan. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

      Any shareholder who wishes to submit proposals for the consideration of the shareholders at the 2002 Annual Meeting may do so by delivering them in writing to J. Richard Jones, Jr., Corporate Secretary, Regional Bankshares, Inc., 644 South Fourth Street, Hartsville, South Carolina 29550, or by mailing them in writing to Mr. Jones at Post Office Box 2255, Hartsville, South Carolina 29551. In addition to other applicable requirements, for business to be properly brought before the 2002 Annual Meeting of Shareholders, a shareholder must give timely notice of the matter to be presented at the meeting in a proper written form to the Secretary. To be timely, notice must be given to the Secretary at the above address not less than 30 nor more than 60 days prior to the annual meeting; provided that, if less than 31 days' notice of the meeting is given to shareholders, such notice must be mailed or delivered to the Secretary no later than the close of the tenth day following the day on which the notice of meeting was mailed to shareholders. All proposals must comply with the requirements of the Bylaws. Such written proposals must be received prior to December 12, 2001, for inclusion, if otherwise appropriate, in the Company's 2002 Proxy Statement and form of Proxy relating to that meeting. With respect to any shareholder proposal not received by the Company prior to February 24, 2002, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

                              ELECTION OF DIRECTORS

      The Company's Articles of Incorporation provide that the Board of Directors may be divided into three classes, and the incorporator of the Company elected three classes of directors at the organizational meeting. The initial term of the first class expires at the annual meeting of shareholders in 2001, the initial term of the second class expires at the annual meeting of shareholders in 2002, and the initial term of the third class expires at the annual meeting of shareholders in 2003. Thereafter, each director will be elected for a term of three years. Directors serve until their successors are elected and qualify to serve.

      The number of directors is currently set at 12. The four directors whose terms expire in 2001 have been nominated by the Board of Directors for re-election to serve for the next three years. Their terms will expire at the 2004 Annual Meeting. Set forth below is information about the nominees for reelection and current directors whose terms will continue after the 2001 Annual Meeting. Each nominee and director has served as a director since 1999, including service on the Board of Directors of Hartsville Community Bank, N.A. prior to formation of the Company.

      The persons named in the enclosed form of proxy intend to vote for the election as directors of the persons named below as nominees. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees. In the event that any such nominee is not available to serve, the persons acting under the proxy intend to vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

      The Board of Directors recommends a vote FOR all nominees.

         Nominees for re-election to the Board of Directors for terms of office to continue until the Annual Meeting of Shareholders in 2004

         Colon M. Abraham (age 44). Mr. Abraham has been the Owner and President of CMA Services, Inc., a contract services company located in Hartsville, South Carolina since 1994. Prior to starting CMA Services, Inc., Mr. Abraham was Sales/Operations Manager for Defender Services, Inc., an industrial supply company in Columbia, South Carolina. Mr. Abraham has served on the local advisory board for Wachovia Bank. Mr. Abraham received his B.S. degree from Clemson University in 1979.

         Francine P. Bachman (age 67). Ms. Bachman is a native of Hartsville and is currently a homemaker and has been a retired school teacher since 1964. Ms. Bachman received her B.S. degree from Salem College in 1955.

         Thomas James Bell, Jr. (age 58). Dr. Bell is a native of Hartsville and has been a family physician in Hartsville since 1972. Dr. Bell received his B.S. degree in pre-medicine from Clemson University in 1965, and received his M.D. degree from the Medical University of South Carolina in 1969.

         Peter C. Coggeshall, Jr. (age 57). Mr. Coggeshall is a native of Hartsville and retired from Sonoco Products Company in 1998, where he had been employed since 1969. His last position with Sonoco was Vice President, Administration. Mr. Coggeshall also served on the local advisory board of Wachovia Bank from 1988 to 1998. Mr. Coggeshall received his B.A. degree in English from Davidson College in 1965, and his M.B.A. degree in General Management from Harvard University in 1969.

          Members of the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders in 2002

         Franklin Hines (age 67). Mr. Hines is a native of Hartsville and has been the President and Chief Executive Officer of Hines Funeral Home, Inc. and Hines Enterprises, Inc., a provider of funeral-related products and services, for the past 27 years. Mr. Hines has been a member of the Hartsville City Council for the past 19 years. He has also served on the local advisory board of Carolina Bank & Trust and recently served as a member of the local advisory board of BankAmerica Corp. Mr. Hines received his B.A. degree in Industrial Arts from Cheyney State University in 1961, and received his Mortuary Science Degree from the John Tyler School of Mortuary Science in 1974.

         J. Richard Jones, Jr. (age 49). Mr. Jones is an attorney and a partner in the law firm of Stanton & Jones in Hartsville. Mr. Jones also served as a Hartsville City Judge from June 1992 to June 1995. Mr. Jones received both his B.A. degree in History and his J.D. degree from the University of South Carolina in 1973 and 1976, respectively.

         Woodward H. Morgan III (age 59). Dr. Morgan is a native of Hartsville and is a retired veterinarian and golf course developer. Prior to his retirement, Dr. Morgan was the owner of Hartsville Animal Hospital and served on the local advisory board of South Carolina Federal. Dr. Morgan received his B.S. degree in Industrial Management from Clemson University in 1964, and received his degree in Veterinary Medicine from the University of Georgia in 1974.

         Gosnold G. Segars (age 56). Mr. Segars is a native of Hartsville and serves as the Company's Chairman of the Board. He has been involved in the business of residential and agricultural land development in Hartsville since 1967. Mr. Segars is also involved in the Hartsville real estate brokerage business through his company, G. Graham Segars & Sons, Inc. Mr. Segars also has substantial ownership interests in other companies involved in the leasing of industrial and warehouse space in Hartsville and surrounding communities. Mr. Segars served on the local advisory board of Carolina Bank & Trust from 1989 to 1998. Mr. Segars received his B.S. degree in agronomy from Clemson University in 1966.

          Members of the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders in 2003

         Randolph G. Rogers (age 53). Mr. Rogers is a native of Hartsville and is a farmer with almost 30 years' experience in operating an agricultural business.

         Howard W. Tucker, Jr. (age 61). Dr. Tucker is an optometrist with Pee Dee Eye Associates in Hartsville. He also served as a director of Mutual Savings & Loan for 10 years, where he was a member of the loan committee. Dr. Tucker received an Associate Degree from Wingate College in 1960. Dr. Tucker received both his B.S. degree and his O.D. degree from the Southern College of Optometry in 1963.

         Curtis A. Tyner, Sr. (age 52). Mr. Tyner is a native of Hartsville and serves as the President and Chief Executive Officer of the Company and of Hartsville Community Bank. Mr. Tyner served as Senior Lending Officer and Executive Vice President of First National South in Marion, South Carolina from October, 1994 until September, 1998, when First National South was acquired by another financial institution. Prior to joining First National South, Mr. Tyner was employed with The Palmetto Bank in Laurens, South Carolina since 1976. While at The Palmetto Bank, Mr. Tyner served in numerous capacities, including loan officer, senior vice president, executive vice president and chief financial officer. Mr. Tyner received his B.S. degree in Business Administration from Francis Marion University in 1974 and his M.B.A. degree from the University of South Carolina in 1975.

         Patricia M. West (age 57). Ms. West is a retired school teacher of the Darlington County School System. Ms. West received her B.A. degree in Art and Education from Columbia College in 1965.

Meetings of the Board of Directors

         The Company acquired Hartsville Community Bank (the "Bank") on January 1, 2001. Prior to acquisition of the Bank, the Company engaged only in organizational activities. Therefore, information set forth below about meetings of the Board of Directors and committees of the Board of Directors in 2000 relates to meetings of the Bank's Board of Directors, which is comprised of the same members as the Company's Board of Directors.

         During the last full fiscal year, ending December 31, 2000, the Board of Directors met 12 times, including regular and special meetings. Each director attended at least 75% of the total number of meetings of the Board of Directors and committees of which he or she was a member.

Committees of the Board of Directors

Audit Committee. The Audit Committee reviews the Company's financial statements and the internal financial reporting systems and controls with management and the independent auditors, recommends resolutions for any dispute between management and the auditors, and reviews other matters relating to the Company's relationship with its auditors. The Audit Committee is comprised of Messrs.
Hines and Jones and Ms. Bachman. The Audit Committee met twice in 2000. The Audit Committee does not have a written charter. Each member of the Audit Committee is independent as defined in Rule 4200(a)(14) of the National
Association  of  Securities   Dealer's   listing   standards,   as  modified  or
supplemented.

Nominating Committee and Compensation Committees. The Company does not have a standing nominating or compensation committee of the Board of Directors or a committee serving similar functions. The Board of Directors acts as nominating committee, but any shareholder of the Company entitled to vote for the election of Directors may also present nominations for directors. Nominations, other than those made by or on behalf of the Board of Directors of the Company, must be made in writing and must be delivered or mailed to the Secretary of the Company, not less than 90 days in advance of an annual meeting of shareholders, or not later than the close of business on the seventh day following the date on which notice of a special meeting of shareholders is given. All nominations must comply with the requirements of the Company's Bylaws.

Executive Officers

         Curtis A. Tyner, Sr., the President and Chief Executive Officer of the Company, is the Company's only executive officer. Information about Mr. Tyner is set forth above under "Election of Directors."

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the beneficial ownership of the Company's common stock as of March 31, 2001, by each director, the Chief Executive Officer, and all directors and executive officers as a group. Management knows of no person who beneficially owns more than 5% of the Company's common stock.

                                                                             Number of shares
                                                                               Beneficially         Percentage
       Name                                             Position                 Owned(1)           Ownership
       ----                                             --------                 --------           ---------

Curtis A. Tyner, Sr.(2)                        President, Chief Executive         12,217               2.2%
                                                  Officer and Director

Gosnold G. Segars (3)                            Chairman of the Board            25,067               4.5%

Colon M. Abraham                                        Director                  11,667               2.1%

Francine P. Bachman (4)                          Secretary and Director           22,467               4.0%

Thomas James Bell, Jr. (5)                              Director                  21,667               3.9%

Peter C. Coggeshall, Jr.                                Director                  11,667               2.1%

Franklin Hines                                          Director                  11,667               2.1%

J. Richard Jones                                        Director                  11,667               2.1%

Woodward H. Morgan III (6)                              Director                  17,667               3.1%

Randolph G. Rogers (7)                                  Director                  22,367               4.0%

Howard W. Tucker, Jr. (8)                               Director                  18,767               3.3%

Patricia M. West (9)                                    Director                  17,267               3.1%

All Directors and Executive
Officers as a Group (12 Persons)                                                  204,154             36.3%

(1) On a fully-diluted basis, except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The information shown above is based upon information furnished by the named persons and based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Exchange Act of 1934. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. The stock ownership information for each director includes 1,667 shares subject to presently exercisable stock warrants issued in connection with organization of Hartsville Community Bank, N.A.

(2) Includes 4,286 shares held by Mr. Tyner individually, 200 shares held by Mr. Tyner's wife, 150 shares owned by Mr. Tyner's son, and 5,914 shares held in Mr. Tyner's individual retirement account.

(3) Includes 20,900 shares held by Mr. Segars individually and 2,500 shares held by Mr. Segars' wife.

(4) Includes 10,000 shares held by Ms. Bachman personally, 10,000 shares held by Ms. Bachman's husband, and 800 shares held by Ms. Bachman as custodian for her grandchildren.

(5) Includes 10,000 shares held by Mr. Bell individually and 10,000 shares held in Mr. Bell's individual retirement account.

(6) Includes 15,000 shares held by Mr. Morgan individually and 1,000 shares held by Mr. Morgan as custodian for his grandson.

(7) Includes 15,400 shares held by Mr. Rogers individually, 5,000 shares held by Mr. Rogers' wife and 300 shares held by Mr. Rogers as custodian for his children.

(8) Includes 15,500 shares held in Mr. Tucker's individual retirement account, 800 shares held by Mr. Tucker's wife, and 800 shares held by Mr. Tucker's wife as custodian for Mr. Tucker's grandchildren.

(9) Includes 10,000 shares held by Ms. West individually, 5,000 shares held in the individual retirement account of Ms. West's husband, and 600 shares held by Ms. West's husband as custodian for Ms. West's grandchild.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth information about the Chief Executive Officer's compensation. No other executive officers earned $100,000 or more during the year ended December 31, 2000.

                          Summary Compensation Table(1)

                                                                                      Long Term
                                                                                    Compensation
                                                                                    ------------
                                           Annual Compensation(2)                      Awards
                                           ----------------------                      ------
                                                                                      Number of
                                                                                     Securities
                                                                                     Underlying          All Other
                                                                                       Options            Compen-
Name and Principal Position         Year         Salary              Bonus           Awarded(3)          sation(4)
---------------------------         ----         ------              -----         --------------        ---------

Curtis A. Tyner, Sr.                2000        $104,000           $10,000                  -             $3,560
 President, Chief Executive         1999         100,000            15,000              5,000              3,657
 Officer and Treasurer

---------------

(1)  Compensation for 1999 and 2000 was paid by Hartsville Community Bank, N.A.
(2) Perquisites and personal benefits did not exceed the lesser of $50,000 or 10% of total salary plus bonus.
(3) Warrants for purchase of shares of common stock. The warrants have an exercise price of $10.00 per share and became/become vested in 1/3 increments on each of June 15, 2000, 2001 and 2002. See "Director Compensation - Organizer Warrants."
(4) Includes Company contributions of $3,120 in 2000 and $3,450 in 1999 to a simple retirement plan on behalf of Mr. Tyner, and payments by the Company of $440 and $207 in 2000 and 1999, respectively, for term life insurance premiums for Mr. Tyner.

Employment Agreement

         Curtis A. Tyner, Sr. has entered into an employment agreement with the Company, which provides for a base salary of $100,000. Mr. Tyner's base salary may be increased from time to time in the discretion of the Board of Directors. In addition, Mr. Tyner is entitled to receive such additional incentive compensation as may be awarded from time to time in the discretion of the Board of Directors. Mr. Tyner may also be awarded a target bonus not to exceed 25% of his then-current base salary upon the attainment, in the discretion of the Board of Directors, of individual performance goals and certain specified corporate objectives. Mr. Tyner will also be entitled to participate in all incentive, stock option or warrant, savings and retirement plans, welfare benefit plans, practices, policies and programs applicable generally to the Company's senior executive officers. The term of Mr. Tyner's employment agreement commenced on September 27, 1999 and will continue for a period of 36 full calendar months thereafter. On each anniversary of opening of Hartsville Community Bank, N.A., Mr. Tyner's employment will be extended for an additional 12-month period, unless either party provides notice that the term of employment shall not be extended.

         In the event of Mr. Tyner's disability, the Company will continue to pay him 100% of his then-current base salary during the first 12 months of a continuous period of disability. However, if Mr. Tyner is disabled for a continuous period exceeding 12 months, the Company may, at its election, terminate his employment and cease payment of his base salary. The employment agreement is terminable by the Company immediately for cause (as defined in the employment agreement). In addition, the Company may terminate the employment agreement for any reason provided that the Company pays Mr. Tyner a sum equal to two times his then current base salary. The employment agreement also provides that upon a "change in control" (as defined in the employment agreement) of the Company, Mr. Tyner is entitled to a sum equal to two times his then current base salary. Under the agreement, Mr. Tyner is subject to standard contractual provisions requiring him not to use or divulge any confidential information for a period of two years following Mr. Tyner's voluntary termination of his employment. In addition, Mr. Tyner is prohibited from competing with the Company by performing banking services within the city of Hartsville or within a 100 mile radius thereof for a period of two years following Mr. Tyner's voluntary termination of employment. Similarly, Mr. Tyner is prohibited from soliciting the business of any of the Company's clients or employing any of the Company's employees for a period of two years following Mr. Tyner's voluntary termination of his employment.

         The foregoing is only a summary of the Employment Agreement between Mr. Tyner and the Company and is qualified in its entirety by reference to the Agreement.

Compensation of Directors

Standard Compensation

         Directors currently do not receive compensation for their service on the Board of Directors.

Organizer Warrants

         In consideration of their placing personal funds at risk and their efforts in organizing Hartsville Community Bank, N.A. and their commitment to serve as the Bank's initial directors, each of the Company's present directors in their capacity as organizers of the Bank, received a warrant to purchase 5,000 shares of the Bank's common stock. The Bank warrants were converted into warrants to purchase common stock of the Company in connection with the Company's acquisition of the Bank. The exercise price for the warrants is $10.00 per share and they may be exercised over a ten-year period. The right to exercise one-third of the warrants vested on June 15, 2000. The right to exercise the remaining warrants will vest with respect to one-third of the remaining warrants on each of June 15, 2001 and June 15, 2002, so long as the director has served continuously as a director from formation of the Bank until the vesting date.

         The Company has the right, upon notice from the Federal Deposit Insurance Corporation that the Bank is capital deficient, to require that each director exercise or forfeit all of his or her warrant rights within 21 days of the Company's call for the exercise of the warrants.

         Assuming all of the warrants issued to the directors are exercised and that the Company issues no further common stock, the directors would beneficially own an aggregate of 244,150 shares, or 40% of the Company's outstanding common stock.

                  PROPOSAL TO ADOPT THE 2001 STOCK OPTION PLAN

         The Board of Directors is also seeking shareholder approval of the Regional Bankshares, Inc. 2001 Stock Option Plan. A copy of the proposed 2001 Stock Option Plan is included herewith as Appendix A and incorporated herein by reference. The following is a summary of the 2001 Stock Option Plan and is qualified in its entirety by reference to the Plan. The summary does not create any rights separate from the Plan.

         On March 28, 2001, subject to shareholder approval, the Board of Directors of the Company adopted the 2001 Stock Option Plan, which reserves 50,000 shares of Common Stock for issuance pursuant to the exercise of options which may be granted pursuant to the 2001 Stock Option Plan. The Plan is administered by the Board of Directors or a Committee appointed by the Board of Directors. Options awarded under the Plan may be "incentive stock options" within the meaning of the Internal Revenue Code or non-qualified options. Options may be granted pursuant to the 2001 Stock Option Plan to persons who are officers or key employees of the Company or any subsidiary (including officers who are employees) at the time of grant. The Board of Directors or the Committee selects the persons to receive grants under the 2001 Stock Option Plan and determines the number of shares covered by options granted under the 2001 Stock Option Plan. At December 31, 2000, the Company and Hartsville Community Bank had four executive officers and key employees.

         All stock options will have such exercise prices as may be determined by the Board of Directors or the Committee at the time of grant, but such prices may not be less than the fair market value of the Common Stock (as determined in accordance with the Plan) at the date of grant. The Board of Directors or the Committee may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. No options may be exercised after ten years from the date of grant, and options may not be transferred except by will or the laws of descent and distribution. Incentive stock options may be exercised only while the optionee is an employee of the Company, within three months after the date of termination of employment, or within twelve months of death or disability, but only to the extent the option has not expired.

         The number of shares reserved for issuance under the Plan, the number of shares covered by outstanding options and the exercise price of options will be adjusted in the event of changes in the number of outstanding shares of common stock effected without receipt of consideration by the Company. All outstanding options will become immediately exercisable in the event of a change of control, or imminent change of control, of the Company (both as defined in the Plan). In the event of an extraordinary corporate action (as described in the Plan), subject to any required shareholder approval, the Board of Directors or the Committee, in its sole discretion, may also cancel and pay for outstanding options. The Board or Committee also has the power to accelerate the exercise date of outstanding options at any time. The Board of Directors may alter, suspend or discontinue the Plan, but may not increase (except as discussed above) the maximum number of shares reserved for issuance under the Plan, materially increase benefits to participants under the Plan, or materially modify the eligibility requirements under the Plan without shareholder approval or ratification. The 2001 Stock Option Plan will terminate on March 28, 2011, and no options will be granted thereunder after that date.

         Under federal tax law and regulations, the granting of a stock option does not produce income to the optionee or a tax deduction for the Company unless the option itself has a determinable market value and is not an incentive stock option. Upon exercise of a non-qualified stock option, the excess of the fair market value of the shares over the option exercise price is taxable to the optionee as ordinary income and deductible as an expense by the Company. The cost basis of the shares acquired is the fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the stock acquired over the option price will be an item of tax preference to the optionee, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the stock is made within two years from the date of grant of the incentive stock option nor within one year after the transfer of the stock to the optionee, the optionee does not realize income as a result of exercising the incentive stock option; the tax basis of the stock received is the option price; any gain or loss realized on the ultimate sale of the stock is long-term capital gain or loss, and the Company is not entitled to any tax deduction by reason of the exercise. If the optionee disposes of the stock within the two-year or one-year periods referred to above, the excess of the fair market value of the stock at the time of exercise (or the proceeds of disposition, if less) over the option price will at that time be taxable to the optionee as ordinary income and deductible by the Company. For determining capital gain or loss on such a disposition, the tax basis of the stock will be the fair market value at the time of exercise.

         Because of the discretion given to the Board of Directors in selecting the employees to whom grants of options will be made and the number of options granted, the benefits or amounts any individual might receive under the 2001 Stock Option Plan are not presently determinable.

         The Board of Directors has adopted the 2001 Stock Option Plan because it believes that stock options provide an appropriate way to reward and provide incentives to officers and key employees. Since stock options issued under the plan are only valuable to the recipient if the value of the stock rises, the future benefit to the recipient is linked to the benefit to the shareholders.

         The Board of Directors believes that adoption of the 2001 Stock Option Plan is in the best interest of the shareholders and recommends a vote FOR the 2001 Stock Option Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2000 was $1,864,222. During 2000, $1,762,588 of new loans were made and repayments totaled $1,402,413.

         The Company leases its operations center from Industrial Properties Inc., the President and Chief Executive Officer of which is Gosnold 0. Segars, the Chairman of the Board of Directors of the Company and an organizer of the Bank. The total amount paid to Industrial Properties, Inc. for rental expense for the year ended December 31, 2000 was $19,200.

         CMA Services, Inc., of which Colon M. Abraham, a director of the Company and an organizer of the Bank, is owner and president, provided janitorial services to the Company in 2000 and is expected to continue to provide such services in 2001. The total amount paid to CMA Services, Inc. for the year ended December 31, 2000 was $7,146. The firm was engaged pursuant to competitive bidding.

         The law firm of Stanton and Jones, in which J. Richard Jones, Jr., a director of the Company, is a partner, provided legal services to the Company in 2000 and expects to continue to provide legal services to the Company in 2001.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company, it appears that all such reports for these persons were filed in a timely fashion during 2000, with the exception of the following: Francine P. Bachman and Randolph G. Rogers, directors of the Company, each inadvertently failed to file a Form 4 with respect to one acquisition of a small number of shares.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Tourville, Simpson & Caskey, L.L.P., Certified Public Accountants with offices in Columbia, South Carolina, to serve as the Company's independent certified public accountants for 2001. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they so desire.

Audit Fees

         During 2000, Tourville, Simpson & Caskey, L.L.P. billed the Company an aggregate of $16,755 for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and reviews of the financial statements included in the Company's Forms 10-QSB for that year. The Company estimates that the total fees for such services for the year ended December 31, 2000 will be approximately $29,055.

Financial Information Systems Design and Implementation Fees

         During the year ended December 31, 2000, Tourville, Simpson & Caskey, L.L.P., did not provide the Company with any services related to financial information systems design or implementation.

All Other Fees

         During the year ended December 31, 2000, Tourville, Simpson & Caskey, L.L.P. billed the Company an aggregate of $19,246 for the following professional services provided during 2000: tax return preparation, assistance with preparation of the Annual Report on Form 10-KSB, and advice relating to internal audit functions. The Company estimates that Tourville, Simpson & Caskey, L.L.P. will bill an additional $3,400 during 2001 for such services provided in 2000. The Audit Committee considered whether provision of these services was compatible with maintaining Tourville, Simpson & Caskey, L.L.P.'s independence.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2000. The Audit Committee has discussed with the Company's independent auditors, Tourville, Simpson & Caskey, L.L.P., the matters required to be discussed by Statement on Auditing Standards 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Tourville, Simpson & Caskey, L.L.P., required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Tourville, Simpson & Caskey, L.L.P., their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

Franklin Hines
J. Richard Jones
Francine P. Bachman

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of shareholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's Annual Report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2000, free of charge by requesting such form in writing from Curtis A. Tyner, Sr., President, Regional Bankshares, Inc., 644 South Fourth Street, Hartsville, South Carolina 29550. Copies may also be downloaded from the Securities and Exchange Commission website at http://www.sec.gov.

                                   APPENDIX A

                            REGIONAL BANKSHARES, INC.

                             2001 Stock Option Plan



     1. Purpose of the Plan. The Plan shall be known as the Regional Bankshares, Inc. 2001 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to officers and key employees of Regional Bankshares, Inc. (the "Company"), or any present or future parent or subsidiary of the Company, and to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-qualified Stock Options, options that do not so qualify. Each and every one of the provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

     2. Definitions. As used herein, the following definitions shall apply.

          (a) "Award" means the grant by the Board or the Committee of an Incentive Stock Option or a Non-qualified Stock Option, or any combination thereof, as provided in the Plan.

          (b) "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with paragraph 5(a) of the Plan.

          (e) "Common Stock" shall mean common stock, $1.00 par value per share, of the Company, or any successor or parent corporation thereto.

          (f) "Company" shall mean Regional Bankshares, Inc., or any successor corporation thereto.

          (g) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company (provided, however, in the case of Incentive Stock Options, no such leave may extend beyond 90 days unless reemployment rights are guaranteed by law), or in the case of transfers between payroll locations of the Company or between the Company and any of its Parent, its Subsidiaries or a successor.

          (h) "Director" shall mean a member of the Board of the Company, or any successor or parent corporation thereto.

          (i) "Effective Date" shall mean the date specified in Section 15 hereof.

          (j) "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

          (k) "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

          (l) "Non-qualified Stock Option" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

          (m) "Option" shall mean an Incentive or Non-qualified Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

          (n) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

          (o) "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

          (p) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsections 424(e) and (g) of the Code.

          (q) "Participant" means any officer or key employee of the Company or any Parent or Subsidiary of the Company who is selected by the Board or the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

          (r) "Plan" shall mean the Regional Bankshares, Inc. 2001 Stock Option Plan.

          (s) "Share" shall mean one share of the Common Stock.

          (t) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsections 424(f) and
     (g) of the Code.

     3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall be 50,000. Such Shares shall be authorized but unissued shares of the Common Stock. Shares of Common Stock subject to Options which for any reason are terminated unexercised or expire shall again be available for issuance under the Plan.

     4. Six Month Holding Period.

     A total of six months must elapse between the date of the grant of an Option and the date of the sale of Common Stock received through the exercise of an Option.

     5. Administration of the Plan.

          (a) Composition of the Committee. The Plan shall be administered by the Board or a Committee appointed by the Board, which shall serve at the pleasure of the Board. Such Committee shall be constituted solely of two or more Directors who are not currently officers or employees of the Company or any of its subsidiaries, and who qualify to administer the Plan as contemplated by Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule.

          (b) Powers of the Committee. The Board or the Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or, in the case of the Committee, to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan. The Committee also shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Board or the Committee revoke outstanding Awards without the consent of the Participant.

          The Chairman of the Board of Directors of the Company and such other officers as shall be designated by the Board or the Committee are hereby authorized to execute instruments evidencing Awards on behalf of the Company and to cause them to be delivered to the participants.

          (c)  Effect  of  Board's  or  Committee's  Decision.   All  decisions,
     determinations and interpretations of the Board or the Committee shall be final and conclusive on all persons affected thereby.

     6. Eligibility. Awards may be granted to officers and key employees of the Company or any Parent or Subsidiary of the Company. The Board or the Committee shall from time to time determine the officers and key employees who shall be granted Awards under the Plan, the number to be granted to each such person under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-qualified Stock Options. In selecting participants and in determining the number of Shares of Common Stock to be granted to each such Participant pursuant to each Award granted under the Plan, the Board or the Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Board or the Committee may, in its sole discretion, deem relevant.

     7. Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Section 18 hereof. No Option shall be granted under the Plan after ten years from the Effective Date.

     8. Terms and Conditions of Incentive Stock Options. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by a written agreement, executed by the Company and the Optionee, which states the number of shares of common stock subject to the Options granted thereby and the period of exercisability of the Options, and in such form as the Board or the Committee shall from time to time approve. Each and every Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

          (a) Option Price.

                    (i) The price per Share at which each Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted. For such purposes, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the price per Share of the Optioned Stock shall be not less than the mean between the bid and asked price on the date the Incentive Stock Option is granted or, if there is no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the price per Share shall be determined by the Board or the Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an Incentive Stock Option, then the price per Share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Incentive Stock Option is granted or, if there were no sales on said date, then the price shall be not less than the mean between the bid and asked price on such date.

                    (ii) In the  case  of an  Employee  who  owns  Common  Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

          (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash. No Shares of Common Stock shall be issued until full payment therefor has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to him.

          (c) Term of Incentive Stock Option. The term of each Incentive Stock option granted pursuant to the Plan shall be not more ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five (5) years.

          (d) Exercise Generally. Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the Continuous Employment of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three months prior to the date of exercise of any such Incentive Stock Option. The Board or the Committee may at the time of grant impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option under Section 422 of the Code.

          (e) Limitation on Options to be Exercised. The aggregate fair market value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 8(e), the Board or the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options, as defined in Section 422 of the Code.

          (f) Transferability. Any Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     9. Terms and Conditions of Non-qualified Stock Options. Each Non-qualified Stock Option granted pursuant to the Plan shall be evidenced by a written agreement, executed by the Company and the Optionee, which states the number of shares of common stock subject to the Options granted thereby and the period of exercisability of the Options, and in such form as the Board or the Committee shall from time to time approve. Each and every Non-qualified Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

          (a) Option Price. The exercise price per Share of Common Stock for each Non-qualified Stock Option granted pursuant to the Plan shall be at such price as the Board or the Committee may determine in its sole discretion but shall not be less than the fair market value of the Common Stock at such time as the Non-Qualified Stock Option is granted.

          (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-qualified Stock Option granted under the Plan shall be made at the time of exercise of each such Non-qualified Stock Option and shall be paid in cash. No Shares of Common Stock shall be issued until full payment therefor has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to him.

          (c) Term. The term of each Non-qualified Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-qualified Stock Option is granted.

          (d) Exercise Generally. The Board or the Committee may impose additional conditions upon the right of any Participant to exercise any Non-qualified Stock Option granted hereunder which are not inconsistent with the terms of the Plan.

          (e) Cashless Exercise. An Optionee who has held a Non-qualified Stock Option for at least six months may engage in the "cashless exercise" of the Option. In a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, he can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option price plus any applicable withholding taxes to the Company.

          (f) Transferability. Any Non-qualified Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     10. Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

          (a) Termination of Employment. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 22 (e)
     (3) of the Code) or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the expiration of not more than three months after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

          (b) Disability. In the event that any Optionee's employment with the Company shall terminate as the result of the permanent and Total Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

          (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one year after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Board or the Committee, upon exercise of such Options the Optionee may receive Shares or cash or combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the fair market value of such Shares and the exercise price of such Options on the exercise date.

          (d) Termination of Incentive Stock Options. To the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

     11. Effect of Termination of Employment, Disability or Death on Non-qualified Stock Options. The terms and conditions of Non-qualified Stock Options relating to the effect of the termination of an Optionee's employment, disability of an Optionee or his death shall be such terms and conditions as the Board or the Committee shall, in its sole discretion, determine at the time of termination, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

     12. Right of Repurchase and Restrictions on Disposition. The Board or the Committee, in its sole discretion, may include at the time of award, as a term of any Incentive Stock Option or Non-qualified Stock Option, the right (the "Repurchase Right") but not the obligation, to repurchase all or any amount of the Shares acquired by an Optionee pursuant to the exercise of any such Options. The intent of the Repurchase Right is to encourage the continued employment of the Optionee. The Repurchase Right shall provide for, among other things, a specified duration of the Repurchase Right, a specified price per Share to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Shares by the Optionee during the period of the Repurchase Right. The Repurchase Right may permit the Company to transfer or assign such right to another party. The Company may exercise the Repurchase Right only to the extent permitted by applicable law.

     13. Recapitalization, Merger, Consolidation, Change in Control and Similar Transactions.

          (a) Adjustment. The aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, spin-off, stock split, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt of consideration by the Company (other than Shares held by dissenting stockholders).

          (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a change in control or imminent change in control of the Company. In the event of such a change in control or imminent change in control, the Optionee shall, at the discretion of the Board or the Committee, be entitled to receive cash in an amount equal to the fair market value of the Common Stock subject to any Incentive or Non-qualified Stock Option over the Option Price of such Shares, in exchange for the surrender of such Options by the Optionee on that date. For purposes of this Section 13, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Company; (ii) the execution of an agreement for a merger or recapitalization of the Company or any merger or recapitalization whereby the Company is not the surviving entity; (iii) a change of control of the Company, as otherwise defined or determined by the State Board of Financial Institutions pursuant to the laws of the State of South Carolina, or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax qualified employee stock benefit plan of the Company. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. For purposes of this Section 13, "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or persons acting as a group, to acquire control of the Company. Whether there is an imminent change in control shall be determined by the Board or the Committee. The decision of the Board or the Committee as to whether a change in control or imminent change in control has occurred shall be conclusive and binding.

          (c) Cancellation and Payment for Options in the Event of Extraordinary Corporate Action. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action or event, the Board or the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

               (i) cancel any or all previously granted Options, provided that consideration is paid to the Optionee in connection therewith which consideration is sufficient to put the Optionee in as favorable a financial position as he would have been if the options had not been cancelled; and/or

               (ii) subject to Section 13(a) and (b) above, make such other adjustments in connection with the Plan as the Board or the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code.

               Except as expressly provided in Sections 13(a) and 13(b) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

               (d) Acceleration. The Board or the Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

     14. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Board or the Committee makes the determination to grant such Option. Notice of the determination of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Board or the Committee.

     15. Effective Date. The Plan shall become effective upon adoption by the Board of Directors. Options may be granted prior to ratification of the Plan by the stockholders of the Company if the exercise of such Options is subject to such stockholder ratification.

     16. Approval by Stockholders. The Plan shall be approved by stockholders of the Company within twelve months before or after the date the Plan becomes effective.

     17. Modification of Options. At any time and from time to time, the Board may or may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof. Notwithstanding anything herein to the contrary, the Board or the Committee shall have the authority to cancel outstanding Options with the consent of the Optionee and to reissue new Options at a lower exercise price, (provided, however, the exercise price for Incentive Stock Options shall in no event be less than the then fair market value per share of Common Stock), in the event that the fair market value per share of Common Stock at any time prior to the date of exercise of outstanding Options falls below the exercise price of such Options.

     18. Amendment and Termination of the Plan.

          (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

          (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Incentive and/or Non-qualified Stock Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

     19. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed.

     The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares.

     As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     20. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     21. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Incentive or Non-qualified Stock Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Incentive or Non-qualified Stock Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

     22. Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     23. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of South Carolina, except to the extent that federal law shall be deemed to apply.

     24. Compliance With Rule 16b-3. With respect to persons to whom options are granted hereunder who are subject to Section 16 of the Securities Exchange Act of 1934: (i) this Plan is intended to comply with all applicable conditions of Rule 16b-3 or its successors, (ii) all transactions involving insider-participants are subject to such conditions as are expressly set forth in the Plan, and (iii) any provision of the Plan or action by the Plan's administrators that is contrary to a condition of Rule 16b-3 shall not apply to insider-participants.

                                     PROXY

                            REGIONAL BANKSHARES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF SHAREHOLDERS - MAY 10, 2001

         Curtis A. Tyner, Sr. or J. Richard Jones, Jr., or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on May 10, 2001, and at any adjournment thereof, as follows:

1.   ELECTION OF    [ ] FOR all nominees listed    [ ]  WITHHOLD AUTHORITY
     DIRECTORS TO       below (except any I have        to vote for all nominees
     HOLD OFFICE         written below)                 below
     FOR THREE
     YEAR TERMS

Colon M. Abraham, Francine P. Bachman, Thomas James Bell, Jr., Peter C. Coggeshall, Jr.

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.

--------------------------------------------------------------------------------

2.       Adoption of the Regional Bankshares, Inc. 2001 Stock Option Plan.

         [ ]   FOR             [ ]   AGAINST              [ ]   ABSTAIN

3. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated:___________, 2001            _____________________________________________